UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 28, 2006

Spectrum Sciences & Software Holdings Corp
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50373	90-0182158
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3130 Fairview Park Drive, Suite 400, Falls Church , Virginia		22042
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-564-2967

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 28, 2006, Messrs. L. Kenneth Johnson and John A. Moore, Jr. were appointed to our Board of Directors by a unanimous vote of the current members of the Board.

L. Kenneth Johnson, is the former President of U. S. Operations for CACI International, Inc. As President of U.S. Operations for CACI International, Inc. Mr. Johnson managed the company’s largest subsidiary unit with primary operations in the federal solutions marketplace. Mr. Johnson defined and led CACI’s business development initiatives and played a key role in the company’s acquisition of more than a dozen firms.

John A. Moore, Jr. is the former Chief Financial Officer and Treasurer and Executive Vice President of Man Tech International Corporation. As Chief Financial Officer and Treasurer of Man Tech International Corporation Mr. Moore was directly responsible for corporate functions related to compliance, strategic planning, proposal preparation and pricing, legal, banking and all accounting and finance operations. Mr. Moore also served for eight (8) years with the Defense Contract Audit Agency. Mr. Moore has over thirty (30) years of industry experience.

[We will provide information regarding the committees of the Board of Directors on which Messrs. Johnson and Moore will serve when it becomes available, in accordance with the requirements of Form 8-K.]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 28, 2006, by a unanimous vote of the members of our Board of Directors, our amended and restated bylaws were amended to increase the number of Directors constituting the Board from six (6) to seven (7). This provision remains in effect until the earlier of (i) the completion of our 2006 Annual Meeting of Stockholders and (ii) the date on which the composition of the Board is in compliance with applicable standards for listing on NASDAQ and any applicable SEC rules.

This description is qualified in its entirety by the third amendment to our amended and restated bylaws, a copy of which is attached hereto as an exhibit and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 3.1 Third Amendment, dated April 28, 2006, to the Amended and Restated Bylaws of Spectrum Sciences & Software Holdings Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spectrum Sciences & Software Holdings Corp

May 2, 2006	By:	/s/ Michael M. Megless

Name: Michael M. Megless
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Third Amendment, dated April 28, 2006, to the Amended and Restated Bylaws of Spectrum Sciences & Software Holdings Corp. (filed herewith).